File pursuant to Rule 497(e)

File Nos. 333-221764; and 811-23312

Impact Shares NAACP Minority Empowerment ETF

Ticker: NACP – NYSE ARCA

Impact Shares YWCA Women’s Empowerment ETF

Ticker: WOMN – NYSE ARCA

Impact Shares Affordable Housing MBS ETF

Ticker: OWNS – NYSE ARCA

Each, a series of Impact Shares Trust I

March 20, 2024

Supplement to the Prospectus and Statement of Additional Information (“SAI”),

each dated October 27, 2023, as supplemented

This Supplement provides new and additional information regarding the Impact Shares NAACP Minority Empowerment ETF, the Impact Shares YWCA Women’s Empowerment ETF, and the Impact Shares Affordable Housing MBS ETF. This Supplement should be read in conjunction with the above-referenced documents.

Trust Name Change

Effective March 19, 2024, Impact Shares Trust I (the “Trust”) changed its name to Tidal Trust III. Its new address will be 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204. All references to the Trust are hereby amended to reflect Tidal Trust III.

Impact Shares Affordable Housing MBS ETF - Reorganization Complete

On March 18, 2024, the Impact Shares Affordable Housing MBS ETF (the “Affordable Housing Fund”), a series of the Trust, merged into the CCM Affordable Housing MBS ETF, a series of the Quaker Investment Trust. The Affordable Housing Fund liquidated in connection with the reorganization, and shares of such Fund are no longer available for purchase.

Please retain this Supplement with your Prospectus and SAI for future reference.